UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2014

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

Commission File Number:  000-33021

South Carolina	57-1126200
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 W. Poinsett Street

Greer, South Carolina 29650

(Address of principal executive offices, including zip code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

Greer Bancshares Incorporated (the “Company”) has determined that it is eligible to begin the process to terminate the registration of its common stock and cease filing reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because there are fewer than 1,200 holders of record of that class of stock. The Company’s management and Board of Directors has opted to pursue such de-registration after careful consideration and review of the cumulative costs and advantages and disadvantages of being a reporting company under the Exchange Act. The Company believes that the incremental cost of compliance with the periodic reporting and other requirements of the Exchange Act outweigh the benefits to the Company and its shareholders. In addition to the significant yearly cost savings, de-registering the Company’s common stock also is expected to enable senior management to focus more on the day-to-day operations and performance of the Company by eliminating the considerable time and effort necessary to manage compliance with Exchange Act requirements.

After the de-registration is effective, the Company will no longer file quarterly and annual reports, proxy statements and current reports with the SEC. The Company expects to periodically disseminate to shareholders information as to its financial position and financial performance. The Company will continue to provide audited financial statements prepared in accordance with generally accepted accounting principles to its shareholders on an annual basis. The Company also will make unaudited financial information available to its shareholders on a quarterly basis. The Company’s subsidiary, Greer State Bank, will continue to file publicly available Call Reports with the Federal Deposit Insurance Corporation. The Company currently expects to complete the de-registration process during the first quarter of 2015. Today the Company has filed a Form 15, Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 12 and 15(d) of the Securities Exchange Act of 1934, and anticipates that its obligation to file periodic and other reports under the Exchange Act will be suspended 90 days after the filing of the Form 15, although the Securities and Exchange Commission could take actions that might either accelerate or delay the de-registration of the Company’s common stock and/or the termination of its reporting obligations under the Exchange Act. The Company expects that the Form 10-Q that the Company will file for the period ending September 30, 2014 will most likely be the Company’s final periodic report filed with the SEC. To the extent required by SEC rules, the Company will continue to file any current reports on Form 8-K that may be required due to events occurring after September 30, 2014 until the Company’s reporting obligations terminate.

Forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “to,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements are based on information currently available to the Company, and the Company assumes no obligation to update these statements as circumstances change. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including changes in general economic and financial market conditions, unforeseen problems, and the Company's ability to execute its business plans. The actual results of future events could differ materially from those stated in any forward-looking statements herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greer Bancshares Incorporated

Date: October 10, 2014	By:	/s/ J. Richard Medlock, Jr.
J. Richard Medlock, Jr.
Chief Financial Officer